                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                       DATE OF REPORT: SEPTEMBER 27, 2002



                                  FINDWHAT.COM
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    NEVADA                          0-27331                    88-0348835
(STATE OR OTHER              (COMMISSION FILE NO.)            (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                         121 West 27th Street, Suite 903
                            New York, New York 10001
                                 (212) 255-1500
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)




                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 9.  REGULATION FD DISCLOSURE.

         The Company's Vice Chairman, Courtney P. Jones, has advised the Company that he has entered into a written stock selling plan in accordance with SEC Rule 10b5-1 pursuant to which he may sell up to 70,000 of the 1,941,761 shares of FindWhat.com common stock that he owns. The plan calls for sales of stocks in varying amounts dependent upon the prevailing market price. The amount sold under the plan could be no shares or up to 70,000 shares depending on market conditions. Selling according to this plan may continue until February 1, 2003, unless sooner terminated. The plan was established before the closing of the Company's most recent securities trading window.



                                                    FINDWHAT.COM


Date:  September 27, 2002                    By:   /s/ Phillip R. Thune
                                                --------------------------------
                                                    Chief Operating Officer and
                                                    Chief Financial Officer



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